UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	June 23, 2026

Commission File Number	Exact Name of Each Registrant as specified in its charter; State of Incorporation; Address; and Telephone Number			IRS Employer Identification No.
1-8962	PINNACLE WEST CAPITAL CORPORATION			86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000
1-4473	ARIZONA PUBLIC SERVICE COMPANY			86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PNW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2026, the Human Resources Committee of the Board of Directors of Pinnacle West Capital Corporation (“Pinnacle West”) approved a Discretionary Credit Award Agreement (the “Agreement”) for Adam Heflin, Executive Vice President and Chief Nuclear Officer of Arizona Public Service Company (“APS”) and a named executive officer of Pinnacle West. The award was granted pursuant to Section 3.9 of the Deferred Compensation Plan of 2005 for Employees of Pinnacle West Capital Corporation and Affiliates (the “Plan”).

Under the terms of the Agreement, discretionary credits in the aggregate amount of $1.5 million will be credited to a Discretionary Credit Account (the “Account”) established for the benefit of Mr. Heflin according to the following schedule, provided Mr. Heflin remains employed with APS on each such crediting date: $300,000 on each of July 1, 2026 and 2027; $400,000 on July 1, 2028; and $500,000 on July 1, 2029. The Account vests on May 1, 2030 provided that Mr. Heflin remains employed with APS through such date. The amounts in the Account will accrue interest in accordance with the terms of the Plan. If Mr. Heflin separates from service prior to the vesting date, the amounts previously credited to the Discretionary Credit Account will be forfeited, except in the event of death, disability, or termination without cause.

The foregoing description is qualified in its entirety by reference to the Plan and the Agreement, a copy of which is filed as Exhibit 10.1 hereto.

Item 9.01    Financial Statements and Exhibits.

    (d)    Exhibits

Exhibit No.	Registrant(s)	Description

10.1	Pinnacle West Arizona Public Service Company	Discretionary Credit Award Agreement, dated June 23, 2026, by and between APS and Adam Heflin

104	Pinnacle West Arizona Public Service Company	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: June 29, 2026	By: /s/ Shirley A. Baum
Shirley A. Baum
Senior Vice President, General Counsel and
Corporate Secretary

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: June 29, 2026	By: /s/ Shirley A. Baum
Shirley A. Baum
Senior Vice President, General Counsel and
Corporate Secretary